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                                                               EXHIBIT 10.6

                      AMENDMENT NO. 2 TO NETWORK SERVICES AGREEMENT



              THIS AMENDMENT NO. 2 TO NETWORK SERVICES AGREEMENT
(the "Amendment") is entered into as of January 1, 1997 by and between PSINET, INC. ("PSINet") and MINDSPRING ENTERPRISES, INC. ("MindSpring").

              WHEREAS, PSINet and MindSpring are parties to that certain Network Services Agreement dated June 28, 1996, as amended by Amendment No. 1 thereto dated June 28, 1996 (as so amended, the "Services Agreement" ); and

              WHEREAS, Seller and Buyer desire to amend the Services Agreement in accordance with and subject to the terms and conditions hereinafter set forth; and

              WHEREAS, capitalized terms that are used but not otherwise defined herein shall have the meanings ascribed to them in the Services Agreement;

              NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

              1. A new Exhibit A-1 in the form of Exhibit A-1 attached to this Amendment is hereby added to the Services Agreement.

              2. Section 2.1 and Section 2.3 of the Services Agreement are hereby amended to insert the words "and Exhibit A-1, as applicable," immediately after the words "Exhibit A."

              3. Section 3 of the Services Agreement is hereby amended to add the following after the word "MindSpring" in subparagraph (a) thereof:

               "; provided that no such termination may become effective prior to October 31, 1998" and to delete the text appearing after the word "time" on line 2 of subparagraph (c) thereof through the end of such subparagraph and replace it with the following: "upon 60 days written notice to PSINet".

              4. The Services Agreement is hereby ratified and confirmed and, except as expressly modified hereby, shall continue unmodified and in full force and effect.


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              5.  This Amendment may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

              IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or has caused this Amendment to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.

                                      MINDSPRING ENTERPRISES, INC.

                                      By:  /s/ CHARLES M. BREWER
                                         -------------------------------------
                                      Name:    Charles M. Brewer
                                           -----------------------------------
                                      Title:   Chairman and CEO
                                            ----------------------------------



                                      PSINET, INC.



                                      By:  /s/ WILLIAM L. SCHRADER
                                         -------------------------------------
                                      Name:    William L. Schrader
                                           -----------------------------------
                                      Title:   President and CEO
                                            ----------------------------------




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                                   EXHIBIT A-1

                            DISCOUNTED PRICING TERMS


              During the periods specified below, the monthly service fees which otherwise would have been payable by MindSpring for each month during such periods based upon the prices set forth on Exhibit A to the Services Agreement shall be reduced by the following amounts:

              Applicable Period                        Monthly Reduction
              -----------------                        -----------------
              1/1/97-7/31/97                           $150,000
              8/1/97-9/30/98                           $200,000
              10/1/98-10/31/98                         $300,000


              Unless otherwise expressly indicated herein, all other terms and provisions of Exhibit A to the Services Agreement shall continue to be applicable as specified therein.